EXHIBIT TO MARCH 31, 2011, FORM 10-K/A-2 OF PCS EDVENTURES!.COM, INC.

Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PCS Edventures!.com , Inc. (the "Company") on Form 10-K/A-2 for the period ending March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Robert O. Grover, CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 20, 2012	By:	/s/ Robert O. Grover
Robert O. Grover
CEO

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnish by the Company and furnished to the Securities and Exchange Commission or its staff upon request.